STATEMENT OF INVESTMENTS
BNY Mellon Large Cap Securities Fund, Inc.

September 30, 2023 (Unaudited)

Description	Shares		Value ($)
Common Stocks - 97.2%
Banks - 2.5%
JPMorgan Chase & Co.	302,913		43,928,443
Capital Goods - 7.1%
AMETEK, Inc.	220,731		32,615,213
Howmet Aerospace, Inc.	488,112		22,575,180
Ingersoll Rand, Inc.	561,365		35,770,178
Trane Technologies PLC	169,289		34,350,431
			125,311,002
Consumer Discretionary Distribution - 5.9%
Amazon.com, Inc.	596,023	[a]	75,766,444
The TJX Companies, Inc.	327,399		29,099,223
			104,865,667
Consumer Durables & Apparel - 2.0%
Lululemon Athletica, Inc.	93,415	[a]	36,021,758
Consumer Staples Distribution - 1.5%
Walmart, Inc.	163,996		26,227,880
Energy - 7.9%
EQT Corp.	698,734		28,354,626
Hess Corp.	246,598		37,729,494
Schlumberger NV	671,322		39,138,073
Valero Energy Corp.	239,064		33,877,759
			139,099,952
Financial Services - 3.6%
BlackRock, Inc.	36,883		23,844,491
The Goldman Sachs Group, Inc.	61,946		20,043,867
Visa, Inc., Cl. A	85,555	[b]	19,678,506
			63,566,864
Food, Beverage & Tobacco - 2.1%
PepsiCo, Inc.	223,860		37,930,838
Health Care Equipment & Services - 6.8%
Boston Scientific Corp.	976,524	[a]	51,560,467
DexCom, Inc.	172,832	[a]	16,125,226
Intuitive Surgical, Inc.	88,240	[a]	25,791,670
UnitedHealth Group, Inc.	52,309		26,373,675
			119,851,038
Household & Personal Products - .5%
The Estee Lauder Companies, Inc., Cl. A	60,236		8,707,114
Insurance - 4.1%
Assurant, Inc.	137,522		19,745,409
Chubb Ltd.	114,516		23,839,941

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Shares		Value ($)
Common Stocks - 97.2% (continued)
Insurance - 4.1% (continued)
The Progressive Corp.	205,678		28,650,945
			72,236,295
Materials - 1.6%
Alcoa Corp.	400,973		11,652,275
CF Industries Holdings, Inc.	204,721		17,552,779
			29,205,054
Media & Entertainment - 7.6%
Alphabet, Inc., Cl. C	656,568	[a]	86,568,491
Meta Platforms, Inc., Cl. A	113,454	[a]	34,060,025
The Walt Disney Company	172,895	[a]	14,013,140
			134,641,656
Pharmaceuticals, Biotechnology & Life Sciences - 10.6%
AbbVie, Inc.	299,650		44,665,829
BioMarin Pharmaceutical, Inc.	196,479	[a]	17,384,462
Danaher Corp.	173,311		42,998,459
Eli Lilly & Co.	102,458		55,033,265
Zoetis, Inc.	157,692		27,435,254
			187,517,269
Real Estate Management & Development - 1.0%
CoStar Group, Inc.	234,765	[a]	18,051,081
Semiconductors & Semiconductor Equipment - 7.8%
Applied Materials, Inc.	223,977		31,009,616
NVIDIA Corp.	244,945		106,548,626
			137,558,242
Software & Services - 14.9%
Accenture PLC, Cl. A	86,278		26,496,837
Akamai Technologies, Inc.	255,552	[a]	27,226,510
Ansys, Inc.	62,784	[a]	18,681,379
Intuit, Inc.	52,981		27,070,112
Microsoft Corp.	401,182		126,673,216
Roper Technologies, Inc.	78,262		37,900,721
			264,048,775
Technology Hardware & Equipment - 7.1%
Apple, Inc.	730,362		125,045,278
Utilities - 2.6%
Constellation Energy Corp.	206,464		22,521,093
NextEra Energy, Inc.	400,328		22,934,791
			45,455,884
Total Common Stocks (cost $1,014,438,240)			1,719,270,090

	1-Day Yield (%)
Investment Companies - 4.2%
Registered Investment Companies - 4.2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $74,515,385)	5.40	74,515,385	[c]	74,515,385
Total Investments (cost $1,088,953,625)		101.4%		1,793,785,475
Liabilities, Less Cash and Receivables		(1.4%)		(24,145,527)
Net Assets		100.0%		1,769,639,948

a Non-income producing security.

b Security, or portion thereof, on loan. At September 30, 2023, the value of the fund’s securities on loan was $19,481,617 and the value of the collateral was $20,014,210, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of September 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	1,719,270,090	-	-	1,719,270,090
Investment Companies	74,515,385	-	-	74,515,385

† See Statement of Investments for additional detailed categorizations, if any.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by an independent pricing service (the “Service”) approved by the Board Members (“Board”). These securities are generally categorized within Level 2 of the fair value hierarchy.The Service’s procedures are reviewed by BNY Mellon under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

At September 30, 2023, accumulated net unrealized appreciation on investments was $704,831,850, consisting of $746,757,734 gross unrealized appreciation and $41,925,884 gross unrealized depreciation.

At September 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.